ViewCast Corporation
VCST.OB

Company Overview
October 2007

Safe Harbor Statement

            Certain statements in this presentation contain "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995,
which reflects the company's current judgment on certain issues. Such statements apply to future events and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the ability of the company to develop and market new products, market conditions, technological change, and competition. All forward-looking statements attributable to ViewCast or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth herein. ViewCast undertakes no obligation to update any forward-looking statement about circumstances or events that occur after the date on which the forward-looking statements are made. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from the Company's forward-looking statements, please refer to the Company's reports on Form 10-KSB, 10-
QSB and other Reports on file with the U.S. Securities and Excha nge Commission.

ViewCast – an Internet TV technology leader

                     ViewCast develops, manufactures and markets hardware and
software for capturing, digitizing, compressing, and streaming audio and video content—live and on-demand—over the Internet and mobile networks.

                     ViewCast capture cards, encoders and software enable
broadcasters, corporate enterprises, government agencies,
educational and religious organizations, and other entities to deliver programming and content to a variety of devices including
PCs, laptops, set-top boxes, and handheld and mobile devices.

                     The Company utilizes direct and indirect sales channels and is partnered with industry-leading providers of networks, equipment, software and services for Internet and mobile applications.

Executive Management Team

Senior Vice President of Sales

Gary Klembara

Chief Financial Officer

Finance and Administration,

Senior Vice President of

Laurie Latham

Chief Operating Officer

President

Dave Stoner

Chief Executive Officer

Chairman

George Platt

2002 - 2006 Results

Year to Year sales continue
to rise, 21% increase FY06

FY02 – FY06 CAGR 12.4%

Systems Revenue Growth Trend

FY02 – FY06 CAGR 40%

Operating Results

406

406

Preferred Dividends

(1,476)

214

Net income (loss)

(480)

125

Other income (expense), net

(871)

247

EBITDA

(996)

88

Operating income (loss)

4,549

4,250

Operating expenses

3,553

4,337

Gross profit

$6,441

$7,409

Revenues

2006

2007

Six months ended June 30 (thousands)

Balance Sheet

(1,519)

(353)

Shareholders’ equity

11

100

Accrued interest on note

5,141

5,141

Note payable

        -

39

Long-term debt

2,006

2,211

Total current liabilities

5,639

7,140

Total assets

4,955

5,997

Total current assets

2,155

3,728

Inventories, net

2,085

1,739

Accounts receivable

$568

$312

Cash and equivalents

Dec. 31, 2006

June 30, 2007

(Thousands)

Market and Industry
Observations

Internet TV

Internet TV is Everywhere

TODAY

TOMORROW

Government

News, Sports, &
Entertainment

Mobile Phones

First Responder

Enterprise

Religion

IPTV/Internet TV

Education

Growth Drivers

Accelerating global broadband penetration, U.S. at critical mass

Growing demand for video and audio over the Internet, mobile

Rising adoption of streaming as preferred medium

Increasing demand for HD

Live and on-demand

New programming/content created for streaming

Existing programming/content (re)formatted for streaming

Wave of investment in infrastructure

CDN growth in North America:

$353 million in 2005, forecasted at $1.4 billion in 2010

32% CAGR (Deutsche Bank Report, January 24, 2007)

Internet video growth

$700 million in 2006, forecasted at $1.7 billion by 2010

25% CAGR (According to IDC by Deutsche Bank Report, January 24, 2007)

Advertising Dollars moving to online content

Internet TV Becoming Preferred Medium

Rising proportion of consumers are streaming video content online

Source: Advertising.com, September 2007: Percentage of respondents to online survey.

21%

11%

Sports

25%

20%

Movies

29%

21%

User videos

33%

26%

TV shows

38%

33%

Movie trailers

62%

49%

News

1H 2007

2H 2006

Content Driving Demand for Internet TV

Programming/content:

Time-sensitive                                News, traffic, surveillance

Short shelf life                                 Sports, weather

Sound-byte      Ads, movie trailers

Other popular programming/content reformatted

Popular TV shows

Popular movies

New content offerings attracting audiences to streaming

        User-generated

        Reality

Streaming allows content consumption beyond traditional boundaries

Terrestrial Broadcast

Line of Sight

68 Channels

Cable TV

Franchise Area

Hundreds of Channels

Satellite TV

Satellite

Coverage Area

Thousands of Channels

Internet TV

Broadband

Internet Connection

Unlimited Channels

Broadcast Delivery Models

ViewCast’s Role in Internet TV

Media Content from Live or Pre-recorded Source

ViewCast’s Role - Process Content for Delivery

Acquisition/Capture

Pre-processing

Encoding

Digital Rights Management

Archiving

Deliver to Network and then Viewer

Internet TV Challenges

Variation in available viewer bandwidth

DSL

Cable Modem

Fiber

Wireless

Variation in viewer devices and player formats

Desktop, laptop, mobile device

Windows Media, Real, Quicktime, Flash, 3GPP,…

Quality Optimization

ViewCast Advantages

Simultaneous  creation and management of streams
for various viewer bandwidth, devices and player
formats

SimulStream

SCX

Optimization of video and audio quality for different
viewer devices and network quality

Hardware/driver pre-processing

Player format flexibility

Software based encoding model

Product Categories

Hardware Components – Osprey® Video

Known as the industry standard for streaming capture cards, Osprey offers a wide variety of solutions from the first streaming card for the Internet to professional video capture cards for Internet TV.

Encoding Appliances – Niagara® Streaming Systems

Niagara® Streaming Systems are turnkey solutions for acquisition, compression, storage, archival, and retrieval of streaming video for Internet/intranet delivery.

Encoding & Management Software – Niagara SCX®

ViewCast remote management software (Niagara SCX®) and streaming productivity software (SimulStream®) combined with our hardware results in a powerful, reliable, and cost-effective digital media platform.

Osprey Video Hardware Components

Security/Surveillance

Video Blogging

Webcasting

Mobile Streaming

& Traffic Surveillance

Internet Broadcasting/ Web
Simulcasting

Niagara Encoding Appliances

Portable Streaming Encoder

For Webcasting & Live Events

Professional Broadcast Encoder

For IPTV & Internet TV

Niagara SCX® and SimulStream® Software

Osprey SimulStream

Encodes one video signal into multiple formats simultaneously from one Osprey card

Niagara SCX

Encodes into multiple formats from one Niagara system

Allows for scale to large numbers of encoders

Integrates encoder management with partner applications

IP Streaming Platform Market

Source: Frost & Sullivan. CAGR is 18%.

Mobile Streaming Platform Market

Source: Frost & Sullivan. CAGR is 24.8%.

Customers & Applications

Government,
Education,
Religion

Corporate
Enterprises

Distributors:

Internet, Telco,
Cable, Mobile

Broadcasters
and
Narrowcasters

Security
Surveillance

Training,
Distance
Learning

Marketing,
Advertising

Corporate

Comm.

Webcasting,
Public
Access

News, Sports,
Entertainment

ViewCast Targets, Opportunities

                                Through Direct and Indirect Channels-

OEM: Network and broadcast equipment manufacturers

Content delivery network (“CDN”) providers

Digital media software/services providers

Internet services providers

Computer software/services providers

Large end-users

                                Through Indirect Channels-

Smaller end-users such as certain businesses, religious facilities, schools and local city government offices

ViewCast Opportunity: PEG Market

States mandating Internet access to Public, Education, Government hearings/meetings

First three states (number of locations/sites in large cities, small towns):

                                California                              750-1,250

                                New York                             400-1,000

                                Michigan                                350-500

$6,000 to $16,000 each encoder, minimum one per site

Other states expected to follow suit

Selected Technical/Marketing Partners

                                    Company                                 Focus

                                    Adobe                                          Flash Media Content Delivery

                                    Akamai                                      Content Delivery Services

                                    Microsoft                                Windows Media Content Delivery

                                    RealNetworks              Software, Content Delivery Services

ViewCast Competitive Position

No single competitor for all ViewCast hardware

Strong product/brand awareness

Osprey and Niagara product lines

Range of industries, applications

R&D: key technologies, product design

Patented technologies, designs

Established relationships with technology industry leaders

Marketing and technology/development agreements with segment leaders

Multiple segments related to/supporting streaming media

Two-pronged sales/marketing

Direct and indirect

OEMs, major Internet network/equipment/software providers

Distributors, resellers

Growth Strategy

Customers

Increase sales to existing accounts, industry-leading partners

Ramp shipments to new accounts, new partners

Expand sales channels:

Major OEMs, software/services providers, network providers

Resellers, distributors

Products

Increase sales to meet increasing needs of programming/content creators/providers

Ramp sales of next-generation products for HD platform

Introduce new products for mobile streaming

Software

Position as key element in integration, performance, reliability

New product Direction

Advanced capabilities for mobile platform

Advanced HD encoding

Other Initiatives

ViewCast intends to continue discussions and initiatives related to:

Capital structure

Current and/or new debt and equity relationships

M&A

Financial accretion

Supplements/complements to technology, products, markets

Listing on new Stock Exchange

Stock price

Net tangible assets or equity

Company visibility

Investment community

Financial media

Investment Rationale

Presence in large markets for streaming content growing >20% annually

Rising adoption of streaming

End-users allocating larger budgets for digital communications

Partnered with industry leaders in Internet and mobile applications

Hardware and software provide key enabling functions

Capture, digitize, encode, stream

New HD and HD-conversion

Patented technologies, designs

Higher shipments, new product sales indicate revenue growth

Positive EBITDA, potential for sustainable net income

High gross margins

Declining operating costs, interest expense

Low comparative valuation

Market-cap-to-sales ratio: 1.1 versus 2.9 for peer-group average

ViewCast Corporation
VCST.OB

Company Overview
October 2007